                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material pursuant to Section 240.14a-12



                            SYMBOL TECHNOLOGIES, INC.
                (Name of registrant as specified in its charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee:  (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies: N/A

      2.    Aggregate number of securities to which transaction applies: N/A

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ] Fee paid previously with written preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1.    Amount previously paid: N/A

      2.    Form, Schedule or Registration Statement No.: N/A

      3.    Filing Party: N/A

      4.    Date Filed: N/A

The following documents relating to the proposed merger between Symbol Technologies, Inc. ("Company") and Motorola, Inc. ("Motorola") are attached:

1. Transcript of voicemail from Sal Iannuzzi to Company employees on September 19, 2006.

2. Questions and Answers referred to by Company management for Symbol employees.

3. Summaries of the proposed merger posted on Company's internal and external websites on September 19, 2006.

4.    Form of Letter to Company Suppliers.

5.    Form of Letter to Company Customers.

6.    Form of Letter to Company Partners.

7. Email from Kathy Paladino, Company Senior Vice President -- Worldwide Sales to Symbol Global Sales Force.

1. TRANSCRIPT OF VOICEMAIL FROM SAL IANNUZZI TO SYMBOL EMPLOYEES ON SEPTEMBER 19, 2006.

"Hello this is Sal Iannuzzi. This morning we announced that Symbol Technologies has entered into an agreement to be acquired by Motorola. I apologize that I was not able to tell you this earlier. As I hope you understand, legally we are required to make a public statement first.

The combination of Symbol and Motorola is a very positive step in our evolution. Many of you helped build this company from a small start-up to the industry leader we are today and all of you should be proud of our accomplishments. It's because of our success in the enterprise mobility market that Motorola wanted us to join their team.

I am very excited about what Symbol's combination with Motorola means for us as a platform for growth. Just think about the added reach and resources we will have as part of this world-class company.

As you learn more about the people and culture of Motorola, I believe you will share my enthusiasm. I look forward to continuing to work closely with you as we embark on this new era of success.

I'll be talking to you again later this morning at the All Hands."

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this schedule, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position;
(x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products; (xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.

                                      # # #

      2. THE FOLLOWING IS A Q & A REFERRED TO BY SYMBOL REPRESENTATIVES IN CONNECTION WITH MOTOROLA'S PROPOSED ACQUISITION OF THE COMPANY.

1.    WHAT IS BEING ANNOUNCED TODAY?

      - Motorola and Symbol today announced that they have signed an agreement under which Motorola has agreed to acquire Symbol.

      - One of the reasons why Motorola was so attracted to Symbol was the depth and breadth of its product offerings. Motorola's brand recognition and Symbol's expertise in enterprise mobility will provide customers with the broadest and strongest portfolio of product offerings available in the marketplace. Symbol and Motorola share the same vision of a digital, mobile world for enterprises that matches the world people enjoy at home and at play. The Internet everywhere, data at our fingertips - regardless of device or network, and so much more.

      -     Our products and services are highly complementary and synergistic.

      - By combining our adjacent assets, expertise, customer bases, supplier base and industry-leading products, we will together be a leading global player in enterprise mobility.

      - This transaction enables us to deliver significant value to our stockholders, as well as to our customers, partners and associates.

2.    WHY IS MOTOROLA ACQUIRING SYMBOL ?

      - Symbol has been at the forefront of innovation in enterprise solutions for over 30 years, offering customers mobility solutions to help them operate their enterprises more efficiently.

      - Symbol and Motorola share the same vision of a digital, mobile world for enterprises that matches the world people enjoy at home and at play. The Internet everywhere, data at our fingertips - regardless of device or network, and so much more.

      - With the acquisition of Symbol , Motorola expects to enhance its ability to provide customers with an unrivaled portfolio of devices, networks and solutions.

      - By combining our adjacent assets, expertise, customer bases, supplier base and industry-leading products, we will together be a leading global player in enterprise mobility.

      - Symbol has a valuable patent portfolio and a strong solutions business with deep domain knowledge and expertise in key verticals including retail, manufacturing, travel and transportation, wholesale distribution and healthcare.

      - This transaction enables us to deliver significant value to our stockholders, as well as to our customers, partners and associates.

      -     Symbol expands Motorola's channel presence, both direct and indirect
            - Symbol has 12,000+ channel partners.

3.    INTO WHICH OF MOTOROLA'S BUSINESSES WILL SYMBOL BE INTEGRATED?

      - Symbol will be the cornerstone of Motorola's Networks and Enterprise Business.

      - Symbol's Holtsville, NY headquarters will be the core of Motorola's global enterprise mobility business.

4. TELL ME MORE ABOUT MOTOROLA'S NETWORKS AND ENTERPRISE BUSINESS, WHO LEADS IT? WHERE IS IT BASED?

      - Greg Brown serves as president of Motorola's Networks and Enterprise business, which is headquartered in Arlington Heights, IL.

5.    HOW WILL THIS TRANSACTION CHANGE THE LANDSCAPE FOR SYMBOL ?

      - Until the transaction is completed, Symbol will be conducting business as usual, and will continue to operate as an independent entity.

      - Once the closing occurs, Symbol will be the cornerstone of Motorola's Networks and Enterprise Business. Symbol's Holtsville, NY, headquarters will be the core of Motorola's global enterprise mobility business.

      - This is a major positive step in Symbol's evolution. What began as a small start-up 30 years ago will now be part of a Fortune 100 company. Becoming the home of a major business unit of a Fortune 100 company will elevate Long Island's profile as a hi-tech hub.

6. HOW DO THE CULTURES OF THE TWO COMPANIES COMPARE? ARE THERE ANY DIFFERENCES? IF SO, CAN THIS BE AN IMPEDIMENT TO INTEGRATION?

      - Both companies share a culture of innovation and a commitment to excellence.

      - Symbol and Motorola also share the same vision of an digital, mobile world for enterprises that matches the world people enjoy at home and at play. The Internet everywhere, data at our fingertips - regardless of device or network, and so much more.

      -     We look forward to a quick and seamless integration.

7.    WILL ANY SYMBOL FACILITIES BE CLOSING AS A RESULT OF THE ACQUISITION?

      - There are no current plans to close any significant Symbol facilities. However, there may be some consolidation in certain geographic areas with overlapping facilities.

      - This transaction is about growth and strategic opportunities, however we do anticipate cost synergies.

TRANSACTION

8.    WHAT ARE THE TERMS OF THE TRANSACTION?

      - Under the terms of the agreement, Motorola has agreed to acquire all of the outstanding shares of Symbol common stock for $15 per share in cash.

      - Upon completion of the transaction, Symbol will become a wholly owned subsidiary of Motorola.

9. HOW WILL MOTOROLA TAKE ADVANTAGE OF SYMBOL'S EXISTING CUSTOMER BASES, DISTRIBUTION CHANNELS, AND GEOGRAPHIC STRENGTHS?

      - By combining our adjacent assets, expertise, customer bases, supplier bases and industry-leading products, we can together enhance our position as a leading player in enterprise mobility more quickly.

      - What we have said in the past is that we are always evaluating opportunities to make smart acquisitions that provide us with valuable IP, products and/or access to important business opportunities. Symbol fits directly into this strategy.

      - With the acquisition of Symbol, Motorola expects to enhance its ability to provide customers with an unrivaled portfolio of devices, networks and solutions.

      - Our products and services are highly complementary and synergistic. Symbol is a leading "enterprise mobility" company. Its portfolio includes rugged mobile and wearable computers, RFID (radio frequency identification) systems, enterprise wireless infrastructure (WLAN), automatic identification and data capture (AIDC) systems and a mobility management platform.

      - Symbol has a valuable patent portfolio and a strong solutions business with deep domain knowledge and expertise in key verticals including retail, manufacturing, travel and transportation, wholesale distribution and healthcare.

      - Symbol's world-class product platform complements Motorola's vision of seamless mobility and will be the core of Motorola's enterprise group.

      - By combining our adjacent assets, expertise, customer bases, supplier base and industry-leading products, we will together be a leading player in enterprise mobility. We can also deliver significant value to both our customers and stockholders.

10.   WHAT HAPPENS TO SYMBOL'S BRAND NAME?

      - The combined integration team is reviewing the marketing strategy to maximize the value of our collective brands with our customers.

 EMPLOYEE SPECIFIC

11. WILL THE SYMBOL FACILITIES REMAIN OPEN? ARE THERE PLANS TO RELOCATE FROM CURRENT SITES? WILL SYMBOL'S HEADQUARTERS BE MAINTAINED?

      - Symbol's Holtsville, NY headquarters will be the core of Motorola's global enterprise mobility business.

      - Additionally, Motorola intends to establish Symbol's Holtsville, NY location as a center of excellence for research and development of products and solutions for the enterprise customer.

      - Joint integration teams will assess future needs for other sites which provide the greatest potential to successfully serve the needs of our customers and associates worldwide.

12.   DOES MOTOROLA HAVE PLANS TO SELL OFF CERTAIN PARTS OF SYMBOL'S BUSINESS?

      - Symbol and Motorola share the same vision of a digital, mobile world for enterprises that matches the world people enjoy at home and at play. The Internet everywhere, data at our fingertips - regardless of device or network, and so much more.

      -     Our products and services are highly complementary and synergistic.

      - By combining our adjacent assets, expertise, customer bases, supplier base and industry-leading products, we will together be a leading global player in enterprise mobility.

      -     Motorola does not have plans to divest any business units of Symbol.

13.   WHO IS LEADING THE INTEGRATION PROCESS?

      - The integration team will be led by senior management from both Motorola and Symbol.

      - An integration plan has been developed by Motorola and both companies will be working closely together to implement the plan.

14.   WHAT ARE MOTOROLA'S VISION, MISSION AND CULTURE?

      - Symbol and Motorola share the same vision of a digital, a mobile world for enterprises that matches the world people enjoy at home and at play. The Internet everywhere, data at our fingertips - regardless of device or network, and so much more.

      - Motorola vision is known as Seamless Mobility - meaning that people have access to the information, people and entertainment they want - anytime, anywhere and from any device. Motorola has a more than 77-year heritage of innovation. It operates on a foundation of five values: customers, innovation, principles, performance and one Motorola.

15. WILL SEVERANCE PACKAGES BE OFFERED TO SYMBOL ASSOCIATES IMPACTED BY THE ACQUISITION?

      - This transaction is about growth, not cost cutting and we are confident that employees of both companies will enjoy enhanced opportunities.

      - The Symbol Severance Plan is one of the benefits which Motorola has agreed to keep in place for 12 months after close.

16.   WILL VOLUNTARY BUYOUTS BE OFFERED TO SYMBOL ASSOCIATES?

      - This transaction is about growth, not cost cutting and we are confident that employees of both companies will enjoy enhanced opportunities.

      - Motorola does not have any plans to offer buyout packages to Symbol associates post closing.

17.   HOW WILL THIS CHANGE MY JOB? WILL JOBS BE RECLASSIFIED?

      - The most important thing for all associates to remember is to stay focused during this time and continue business as usual. Maintaining focus and discipline is the best way for all associates to have a positive impact on a successful future with Motorola.

      - Over time, the integration team and the management of both companies will review Symbol's organization and job structures to align them with Motorola's common global structure in order to further our commitment to "one Motorola." Having said that, Motorola is expecting to identify some best practices at Symbol which could prove to be a better strategy for the combined company.

18.   WILL MY REPORTING STRUCTURE CHANGE?

      - Over time, the integration team and the management of both companies will review Symbol's organization and job structures to align them with Motorola's common global structure.

19.   WILL I HAVE TO RELOCATE TO KEEP MY JOB?

      - The Holtsville facility will be the core of Motorola's enterprise mobility business, and therefore, there are no plans to relocate jobs. While there are no current plans to close any significant Symbol facilities post-closing, there may be some post-closing consolidation in certain geographic areas with overlapping facilities. However, there may be growth opportunities for associates to consider in other areas of Motorola's business.

20.   WILL SYMBOL'S BENEFITS PACKAGES CHANGE?

      - U.S. Associates - Per Symbol, your benefit programs will remain unchanged through December 31, 2006 and Motorola will continue those benefits until December 31, 2006, even if the closing occurs before the end of the year.. Symbol will conduct its annual benefit review and 2007 annual enrollment in early 4th quarter 2006. During this enrollment period, you will be making your benefit elections commencing January 1, 2007.

      - All Associates - It is anticipated that over time, Motorola will consolidate benefit programs. Motorola plans to maintain Symbol's benefit programs in general. In the event of benefit changes during the first 12 months after close, Motorola has agreed to provide base compensation and benefits that are substantially comparable in the aggregate to the base compensation and benefit packages that were in place prior to the transaction closing.

      - It is important for associates to be aware that Motorola's benefits, wages and associate programs are in line with industry standards and are competitive with most companies. Further, any changes to be made will follow appropriate employee communications and processes.

      - Throughout the integration process, associates will continue to be updated on news and information about the integration, business issues and Motorola benefits programs.

21.   WHAT HAPPENS TO SYMBOL ASSOCIATE STOCK OPTIONS?

      - Stock options will become fully vested upon the closing of the transaction. Associates will receive information about how to exercise or cash out their options.

      - Symbol stock/options and restricted stock will not be converted to stock options.

22.   WHAT WILL HAPPEN WITH SYMBOL'S EMPLOYEE STOCK PURCHASE PROGRAM?

      - Any funds in ESPP accounts that have not yet been used to purchase shares will be used to purchase shares of Symbol stock at the end of the current purchase period ending on September 30, 2006 in accordance with the terms of the ESPP. There will be no new purchase periods offered under the ESPP after September 30, 2006. As Symbol stock will no longer be available, Motorola will acquire the stock acquired by associates under this program for the $15 per share merger consideration after the transaction closes.

23.   WHAT HAPPENS TO THE SYMBOL 401(k) PROGRAM?

   - Until the transaction closes, per Symbol, Symbol's 401(k) program and company match (up to 3 percent of covered compensation) will remain unchanged. As previously indicated, in the event Motorola should make changes in the Symbol benefit or compensation programs during the first 12 months after the transaction closing, Motorola has agreed to provide base compensation and benefits that are substantially comparable in the aggregate to the base compensation and benefit packages that were in place prior to the transaction closing. It is important for associates to be aware that Motorola's benefits, wages and associate programs are in line with industry standards and are competitive with most companies.

24.   WILL WE STILL RECEIVE OUR 2006 BONUSES?

   - Per Symbol, the 2006 AIP/EIP plans have not changed. Motorola will continue the AIP/EIP plans for 2006, even if the closing occurs before the end of the year. Your 2006 bonus payment will be made in accordance with the 2006 AIP/EIP plan provisions which were announced earlier this year. As such, it is imperative that we continue to focus on generating revenue and providing customer satisfaction.

25.   WHAT WILL HAPPEN TO OUR 2006 COMMISSION PAYMENTS?

   - Per Symbol, the 2006 commission plans have not changed as a result of the announced acquisition. Motorola will continue the 2006 commissions, even if the closing occurs before the end of the year. You should expect to continue to receive your 2006 commission payments based on performance against plan. The timing of such payments will remain consistent with past practice.

26.   WHAT WILL HAPPEN TO THE OPERATIONS QUARTERLY INCENTIVE PLANS?

   - Per Symbol, the local Operations Incentive Plans have not changed as a result of the announced acquisition. Motorola will continue the quarterly incentive plans for 2006 even if the closing occurs before the end of the year. You should expect to continue to receive your quarterly bonus payments for 2006 based on performance against plan. The timing of such payments will remain consistent with past practice.

27.   WILL THERE BE RAISES NEXT YEAR?

   - As has always been the case, as 2007 budgets are developed, the merit budget is also developed. It is anticipated that the performance and merit process will occur during the first quarter of the year, as it has in past years.

28.   WHAT ABOUT 2007 COMMISSION AND INCENTIVE PLANS?

   - As with past practice, during 4th quarter 2006, Symbol will be working to determine the design and performance metrics for all incentive and commission plans for 2007. These plans will be designed based on the business metrics that are needed to assist the company in meeting its 2007 financial and integration goals. Based on the outcome of the integration plan, it may be necessary to modify certain of the performance metrics.

   - Throughout the integration process, associates will continue to be updated on news and information about the integration, business issues and Motorola benefits programs.

29.   WHAT CAN EMPLOYEES EXPECT IN THE INTERIM?

   - It is business as usual for employees of both Motorola and Symbol until the transaction is completed.

   - It's important that we all remain focused on serving our customers and delivering outstanding results.

CUSTOMER/PARTNER

30.   WHAT HAPPENS TO SYMBOL'S PRODUCT LINES?

   - One of the reasons why Motorola was so attracted to Symbol was the depth and breadth of its product offerings. Motorola's brand recognition and Symbol's expertise in enterprise mobility will provide customers with the broadest and strongest portfolio of product offerings available in the marketplace.

31.   WILL MOTOROLA DISCONTINUE ANY SYMBOL'S PRODUCT LINES?

   -  Motorola does not have any plans to discontinue Symbol products.

   - Throughout the integration process, if redundancies in product or service offerings are identified, plans will be developed on how best to integrate and consolidate such offerings.

32. CAN I IMMEDIATELY ENGAGE THE OTHER COMPANY IN BUSINESS OPPORTUNITIES WITH MY PRESENT CUSTOMERS?

   - No. While Motorola has announced an agreement to acquire Symbol, the companies will continue to operate separately until the transaction is completed.

   - Until the acquisition is completed, if Symbol customers ask about Motorola products or Symbol's ability to deliver them, you may refer them to the Motorola Web site - www.motorola.com, but you can not engage Motorola.

   - Similarly, until the acquisition is complete, if Motorola customers ask about Symbol products or Motorola's ability to deliver them, you may refer them to the Symbol Web site - www.symbol.com, but you can not engage Symbol.

   - If there are accounts in which both companies are engaged, you should continue business as usual until the acquisition closes.

33.   HOW DO I ENGAGE THE OTHER COMPANY NOW FOR FUTURE BUSINESS IN MY TERRITORY?

   - Additional tools, mechanisms and procedures to outline customer engagement will be announced after the acquisition is officially completed.

   - Prior to completion of the acquisition, you can refer customers to either the Motorola or Symbol Web site for additional product information.


34.   HOW WILL SYMBOL PRODUCTS BE HANDLED IN THE FUTURE?

   - Following completion of the acquisition, Symbol products will become Motorola products but branding will be evaluated as part of the integration process. The intent is that they will be ordered and tracked using the mechanisms and tools used for all Motorola products, after the integration process is complete.


(AFTER CLOSING/GENERAL)

35.   WHAT WILL SYMBOL BE CALLED AFTER THE TRANSACTION IS COMPLETE?

   - Symbol will become a wholly owned subsidiary of Motorola upon completion of the merger. Branding will be evaluated as part of the integration process.

36. WILL THE SYMBOL TEAM REMAIN INTACT AND WILL THERE BE ANY LAYOFFS AS A RESULT OF THIS TRANSACTION?

   - This transaction strengthens and accelerates Motorola's enterprise strategy.

   - The integration team will determine if and where there may be redundancies across the combined organization.

37.   WHO WILL LEAD MOTOROLA'S ENTERPRISE PRODUCT PORTFOLIO?

   -  Sal Iannuzzi will run Motorola's enterprise mobility business.


ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this schedule, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products; (xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The

Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.


                                   # # #


3. SUMMARIES OF THE PROPOSED MERGER POSTED ON SYMBOL'S (a) INTERNAL AND (b) EXTERNAL WEBSITES ON SEPTEMBER 19, 2006.

(a)   SYMBOL INTERNAL WEBSITE SUMMARY:

MOTOROLA TO ACQUIRE SYMBOL: SYMBOL TO SERVE AS THE CORE OF MOTOROLA'S ENTERPRISE MOBILITY BUSINESS

On September 19, Symbol Technologies announced that it has entered into an agreement to be acquired by Motorola, Inc.

Motorola is a Fortune 100 company, with global presence and impact, known around the world for innovation and leadership in wireless and broadband communications.


Symbol Technologies will serve as the core of Motorola's Enterprise Mobility business. The combined entity will deliver the ultimate in Enterprise Mobility solutions. Symbol Technologies President and Chief Executive Officer Sal Iannuzzi will lead the Enterprise Mobility business.


The two companies share a similar culture of having a rich heritage of technology innovation. Motorola was created 75 years ago and was built on respect, innovation and ethics; values that continue to serve as the bedrock of Motorola's current culture.


Symbol Technologies and Motorola share the same vision of a digital, mobile world for enterprises that matches the world people enjoy at home and at play. It's a world where the Internet is everywhere and data at our fingertips - regardless of device or network, and so much more.


The products and services of the two companies are highly complementary and synergistic. By combining assets, expertise, customer bases, supplier bases and industry-leading products, the new entity can deliver great value to both companies' customers and shareholders.


Until the close of the transaction, Symbol Technologies will continue to operate as an independent entity. Updated information will be provided to Symbol Associates throughout the process. Associates may speak to their manager or use the Ask Management site if they have specific questions about this announcement."


(b) SYMBOL EXTERNAL WEBSITE SUMMARY:

MOTOROLA TO ACQUIRE SYMBOL TECHNOLOGIES

On September 19, Symbol Technologies announced that it has entered into an agreement to be acquired by Motorola, Inc. Symbol Technologies will serve as the core of Motorola's Enterprise Mobility Business. The combined entity will deliver the ultimate in Enterprise Mobility solutions. Motorola is known around the world for innovation and leadership in wireless and broadband communications, and is a Fortune 100 company with global presence and impact.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products; (xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.
                                   # # #


4. FORM OF LETTER TO SYMBOL SUPPLIERS.

Dear Valued Supplier:

Today, we announced that Symbol has entered into an agreement to be acquired by Motorola. This is a major positive step in Symbol's evolution and exciting news for our company. By combining our assets, expertise and industry-leading products, we can together create the most advanced enterprise solutions.

Known around the world for innovation and leadership in wireless and broadband communications, Motorola is a Fortune 100 company with global presence and impact. Motorola's vision of Seamless Mobility is backed by more than 65 years of experience in meeting mission-critical requirements for customers worldwide.

Through this acquisition, Symbol will be able to reap enormous benefits from a broader support infrastructure with Motorola and we anticipate that this transaction will allow us to better meet our customers' needs. As always, the technology innovation that has been the lifeblood of Symbol will continue to flourish.

Until the close of the transaction, Symbol will continue to operate as an independent entity.

We appreciate the relationship we have with you and thank you for your ongoing support.


Sincerely,

{Name}
{Title}

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products;
(xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.


                                   # # #

5.    FORM OF LETTER TO SYMBOL CUSTOMERS.

Dear Valued Customer:

Today, we announced that Symbol has entered into an agreement to be acquired by Motorola. This is a major positive step in Symbol's evolution and exciting news for you, our valued customer. By combining our assets, expertise and industry-leading products, we can together create the most advanced enterprise solutions, offering enhanced value to our customers.

Known around the world for innovation and leadership in wireless and broadband communications, Motorola is a Fortune 100 company with global presence and impact. Motorola's vision of Seamless Mobility is backed by more than 65 years of experience in meeting mission-critical requirements for customers worldwide.

Through this acquisition, Symbol will be able to reap enormous benefits from a broader support infrastructure with Motorola and we anticipate that this transaction will allow us to better meet your needs. As always, the technology innovation that has been the lifeblood of Symbol will continue to flourish.

Until the close of the transaction, Symbol will continue to operate as an independent entity.

Should you have any questions, please contact your account manager. Additional details can be found on www.symbol.com or www.motorola.com

We appreciate your confidence in us and the relationship we have with you. We will continue to work to meet and exceed your expectations.


Sincerely,

{Name}
{Title}

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products; (xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.


                                   # # #






6.    FORM OF LETTER TO SYMBOL PARTNERS.

Dear Valued Partner:

Today, we announced that Symbol has entered into an agreement to be acquired by Motorola. This is a major positive step in Symbol's evolution and exciting news for you, our valued partner. By combining our assets, expertise and industry-leading products, we can together create the most advanced enterprise solutions, and offer enhanced offerings to our partners.

Known around the world for innovation and leadership in wireless and broadband communications, Motorola is a Fortune 100 company with global presence and impact. Motorola's vision of Seamless Mobility is backed by more than 65 years of experience in meeting mission-critical requirements for customers worldwide.

Through this acquisition, Symbol will be able to reap enormous benefits from a broader support infrastructure with Motorola and we anticipate that this transaction will allow us to better meet your needs. As a valued partner, you will have access to a broader portfolio of products and solutions, all supported by Motorola's reputation for excellence. As always, the technology innovation that has been the lifeblood of Symbol will continue to flourish.

Until the close of the transaction, Symbol will continue to operate as an independent entity.

Should you have any questions, please contact your account manager. Additional details can be found on www.symbol.com or www.motorola.com

We appreciate your confidence in us and relationship we have with you. We will continue to work to meet and exceed your expectations.


Sincerely,

{Name}
{Title}

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products;
(xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.


                                   # # #



7. EMAIL FROM KATHY PALADINO, SYMBOL SENIOR VICE PRESIDENT -- WORLDWIDE SALES TO SYMBOL GLOBAL SALES FORCE.

"Team,

Joining forces with a recognized leader in global communications is a significant milestone for our company and one that should prove very rewarding for our associates, partners, customers, suppliers and shareholders alike.

Symbol's world-class product platform complements Motorola's vision of Seamless Mobility and will anchor Motorola's enterprise group. Once the acquisition is complete, our sales teams will be able to drive considerable sales opportunities by leveraging the combined product portfolio of Symbol and Motorola.

Let's celebrate as we embark on this new journey. As we go forward, let's take with us the heritage of technological leadership and tremendous accomplishments that define our company. With more than 30 years of innovation, Symbol was at the forefront of bar code scanning and bar code film masters. Our leadership and innovation has been recognized around the world by the industry and key publications including:

   - 1999 National Medal of Technology -- for creating the global bar code scanning market and for technological innovation in mobile computing and wireless networks. This was given to us by President Clinton in 1999.

   - Year after year, we are named one of "America's Most Admired Companies" by Fortune Magazine

   -  Business Week named us a "Top Ten Performer in the S&P 500"

Holding more than 1000 patents, we are credited with many firsts including:

   -  First hand-held laser bar code scanner (1980)

   -  First scanner-integrated mobile computer to operate on SpectrumOne(R)

   - First wireless switch (also created first wireless LAN with SpectrumOne)

   -  Industry's first fully integrated RFID-enabled mobile computer

Whether a Symbol veteran or a newer Symbol associate, we can all be proud of Symbol's heritage and legacy as a technology leader and innovator. Only through the hard work and dedication of our associates worldwide are we able to be as successful as we are today. For that, I thank each and every one of you... thanks for your focus on the customer, your drive to succeed, your commitment to excellence and your integrity throughout the process. Today, we stand at the edge of enterprise mobility... tomorrow we lead enterprise mobility driving rapid adoption across the globe in business and our every day lives.

I'm sure there are many questions that are top of mind for everyone and as such, I'd encourage you to participate in the Sales All Hands Webinar today or tomorrow, depending on your theater. Theater-specific details can be found in the Webinar e-mail appointment which is being sent separately.


We expect our customers to be excited about this combined entity and want to be sure that you are well-positioned to handle your customer inquiries and questions.

Until the close of the transaction, Symbol will continue to operate as an independent entity so you should continue to focus on driving Symbol's business in the marketplace. If Symbol customers ask about Motorola products or Symbol's ability to deliver them, you may refer them to the Motorola Web site at www.motorola.com, but you can not engage Motorola until the acquisition is completed.

Finally, I look forward to my new role in leading the worldwide sales team and can't begin to tell you how honored I am to be part of your team. I'm also honored to follow in Todd Abbott's footsteps. Todd's legacy of leadership, customer focus and sales excellence has inspired all of us. Additionally, Todd's Competitive DNA has raised the bar for Symbol's sales teams around the world. Please join me in wishing Todd well as he begins the next phase of his journey.

I look forward to meeting our worldwide teams over the coming weeks and months and I thank you all in advance for your continued support of the company.

Good luck in closing the quarter and driving a strong Q4.


Best regards,

Kathy Paladino"

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. The Company's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and the Company. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company's Investor Relations page on its corporate web site at www.symbol.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed acquisition. Information about the Company's executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company's or Motorola's future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management's current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties' ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola's ability to successfully integrate the Company's operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected;
   (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company;
   (ix) the inability to protect either party's intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party's products; (xi) third parties may claim that either party's products infringe their intellectual property rights; and (xii) the other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this schedule, and such forward-looking statements speak only as of the date hereof.


                                   # # #